T. Rowe Price Limited-Term Bond Portfolio

Supplement to Prospectus and Summary Prospectus dated May 1, 2023

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2023, Steven M. Kohlenstein will join Michael F. Reinartz as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Kohlenstein joined T. Rowe Price in 2010.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective October 1, 2023, Steven M. Kohlenstein will join Michael F. Reinartz as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Kohlenstein joined the Firm in 2010, and his investment experience dates from 2011. During the past five years, he has served as a portfolio manager, portfolio investment strategist and quantitative analyst in the Fixed Income Division.

The date of this supplement is September 28, 2023.

E303-041 9/28/23